UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2021

JAWS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39289	98-1524224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Washington Avenue, Suite 800

Miami Beach, FL 33139

(Address of principal executive offices, including Zip Code)

(203) 422-7718

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	JWS.U	New York Stock Exchange
Class A ordinary shares included as part of the units	JWS	New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	JWS WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 2, 2021, Jaws Acquisition Corp. (“Jaws”) held an extraordinary general meeting of its shareholders (the “General Meeting”), at which holders of 64,800,677 ordinary shares (consisting of 47,550,677 Class A ordinary shares and 17,250,000 Class B ordinary shares) held of record as of March 24, 2021, the record date for the General Meeting, were present in person or by proxy, representing 75.13% of the voting power of Jaws’ ordinary shares as of the record date for the General Meeting, and constituting a quorum for the transaction of business. The proposals listed below are described in more detail in the definitive proxy statement/prospectus of Jaws, which was filed with the Securities and Exchange Commission (the “SEC”) on May 7, 2021 (the “Proxy Statement”). A summary of the voting results at the General Meeting is set forth below:

The shareholders approved the Domestication Proposal, the Business Combination Proposal, the Equity Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal, the Charter Proposal, the Organizational Documents Proposals and the NYSE Proposal (each as defined in the Proxy Statement).

The voting results for each proposal were as follows:

The Domestication Proposal

For	Against	Abstain
65,290,215	123,722	6,552

The Business Combination Proposal

For	Against	Abstain
65,412,006	6,989	1,494

The Equity Incentive Plan Proposal

For	Against	Abstain
64,517,167	789,652	113,670

The Employee Stock Purchase Plan Proposal

For	Against	Abstain
56,281,721	8,878,269	260,499

The Charter Proposal

For	Against	Abstain
65,306,201	102,408	11,880

Organizational Documents Proposal A

For	Against	Abstain
47,731,551	17,625,808	63,130

Organizational Documents Proposal B

For	Against	Abstain
40,507,297	24,585,253	327,939

Organizational Documents Proposal C

For	Against	Abstain
57,291,542	8,117,457	11,490

Organizational Documents Proposal D

For	Against	Abstain
49,544,975	15,865,508	10,006

The NYSE Proposal

For	Against	Abstain
65,387,469	6,890	26,130

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to shareholders.

Based on the results of the General Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement, the transactions (the “Transactions”) contemplated by that certain Business Combination Agreement (the “Business Combination Agreement”), dated as of November 11, 2020, by and among Jaws, Jaws Merger Sub, LLC, Primary Care (ITC) Holdings, LLC and Primary Care (ITC) Intermediate Holdings, LLC (the “Company”), including the Domestication and the Business Combination (as such terms are defined in the Proxy Statement), are expected to be consummated on June 3, 2021. Following the consummation of the Transactions, the Class A common stock and warrants of Cano Health, Inc. (as such term is defined in the Proxy Statement) are expected to begin trading on the New York Stock Exchange under the symbols “CANO” and “CANO WS,” respectively, on June 4, 2021.

Additional Information

Jaws has filed, and the SEC has declared effective, a registration statement on Form S-4 containing a definitive proxy statement/prospectus of Jaws relating to the proposed transactions contemplated by the Business Combination Agreement. Jaws has mailed the definitive proxy statement/prospectus and other relevant documents to its shareholders. Investors, Jaws’ shareholders and other interested persons are advised to read the definitive proxy statement/prospectus in connection with Jaws’ solicitation of proxies for the General Meeting to be held to approve the Business Combination as these materials will contain important information about the Company and Jaws and the proposed Business Combination. The definitive proxy statement/prospectus has been mailed to the shareholders of Jaws as of the record date of March 24, 2021; shareholders that hold their shares in registered form are entitled to vote their shares held on the date of the meeting. Shareholders are also able to obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, at the SEC’s website at http://www.sec.gov, or by directing a request to: Jaws Acquisition Corp., 1601 Washington Avenue, Suite 800, Miami Beach, FL 33139.

Participants in the Solicitation

Jaws and its directors and executive officers may be deemed participants in the solicitation of proxies from Jaws’ shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Jaws is contained in the definitive proxy statement, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to Jaws Acquisition Corp., 1601 Washington Avenue, Suite 800, Miami Beach, FL 33139.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Jaws in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is included in the definitive proxy statement/prospectus for the Business Combination.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. Forward-looking statements generally relate to future events or Jaws’ or the Company’s future financial or operating performance. For example, projections of future growth, financial performance, and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Jaws and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against Jaws, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to satisfy conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards at or following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Jaws’ final prospectus relating to its initial public offering, dated May 13, 2020, subsequent quarterly reports on form 10-Q and definitive proxy statement, filed with the SEC on May 7, 2021 in connection with the Business Combination.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Jaws nor the Company undertakes any duty to update these forward-looking statements.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Jaws or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JAWS ACQUISITION CORP.

Date: June 2, 2021	By:	/s/ Mike Racich
	Name:	Mike Racich
	Title:	Chief Financial Officer

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